UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2006

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2006, Microtune, Inc. (the “Company”) entered into Stock Option Amendment Agreements with James A. Fontaine, Chief Executive Officer and President of the Company, Albert H. Taddiken, Chief Operating Officer of the Company, and Robert S. Kirk, Vice President of Worldwide Sales. The purpose of the agreements is to adjust certain stock option awards held by such executives so that the exercise price of portions of these awards will equal the fair market value of the Company’s common stock on the actual accounting measurement date of such awards in order to avoid adverse tax consequences to the employees. The agreements for Robert S. Kirk and Albert H. Taddiken provide that the Company will compensate them for the increase in the exercise price of their stock option awards subject to the agreement. Mr. James A. Fontaine has declined this cash payment and this is reflected in his agreement.

The foregoing description of the Stock Option Amendment Agreements is qualified in its entirety by reference to the text of the agreements, filed as Exhibits 10.1, 10.2, and 10.3 hereto and incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 29, 2006, the Company issued a press release announcing the results of the internal investigation into the Company’s stock option grant practices conducted by the Audit Committee of the Company’s Board of Directors (the “Board”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the conclusion of the investigation, the Board approved a new Charter for the Compensation Committee of the Board. A copy of the Charter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and James A. Fontaine.

10.2	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and Albert H. Taddiken.

10.3	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and Robert S. Kirk.

99.1	Press Release of Microtune, Inc., dated December 29, 2006, reporting the principal findings of the Audit Committee’s internal investigation into the Company’s stock option grant practices.

99.2	Charter of the Compensation Committee of the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: December 29, 2006	By:	/s/ James A. Fontaine
James A. Fontaine
Chief Executive Officer and President

Index to Exhibits

Exhibit Number	Description

10.1	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and James A. Fontaine.

10.2	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and Albert H. Taddiken.

10.3	Stock Option Amendment Agreement dated December 28, 2006 by and between the Company and Robert S. Kirk.

99.1	Press Release of Microtune, Inc., dated December 29, 2006, reporting the principal findings of the Audit Committee’s internal investigation into the Company’s stock option grant practices.

99.2	Charter of the Compensation Committee of the Board of Directors.